                                                   [LOGO]


                                                  Annual Report to Shareholders
                                                       Advantus Enterprise Fund



                                                             September 30, 1996




                                    [LOGO]

ADVANTUS ENTERPRISE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                        2

INVESTMENTS IN SECURITIES                 7

STATEMENT OF ASSETS AND LIABILITIES       10

STATEMENT OF OPERATIONS                   11

STATEMENT OF CHANGES IN NET ASSETS        12

NOTES TO FINANCIAL STATEMENTS             13

INDEPENDENT AUDITORS' REPORT              19

FEDERAL INCOME TAX INFORMATION            20

SHAREHOLDER SERVICES                      21

October 31, 1996                                                         [PHOTO]

Dear Shareholders:

The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.

The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.

Gross Domestic Product (GDP), clipping along at 2.5 - 3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.

Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.

The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.

The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS ENTERPRISE FUND
PERFORMANCE UPDATE
[PHOTO]
JAMES P. TATERA, CFA
SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
The Advantus Enterprise Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in common and preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

Overall performance of smaller companies has been volatile this year as concerns about the economy, inflation and corporate earnings have all had an impact. Investors in smaller stocks suffered as investors gravitated to the perceived quality and stability of large companies. Within this environment, the Enterprise Fund, which focuses on smaller companies, had a terrific year, returning the following for each of the three classes of shares offered:

Class A                            16.7 percent *
Class B                            15.7 percent *
Class C                            15.6 percent *

These returns compare very favorably to benchmark indices. The Russell 2000** gained 11.6 percent and the S&P Midcap+ gained 14.0 percent for the same period.

PORTFOLIO RECAP

For over a year, the stock market's leadership has become increasingly dominated by a select group of large capitalization stocks with relatively high visibility and earnings consistency. Typically, these companies are the dominant players in their industries such as Coca-Cola, Gillette, Intel, Microsoft and Cisco Systems. In times like today, where there are concerns about overall corporate profits in an uncertain economic environment, investors have become comfortable with these dominant companies while becoming nervous about holding shares in smaller companies. Divergence in valuations have developed within the market between broad areas such as large-cap versus small-cap and growth stocks versus cyclical stocks. This divergence has led to more volatility in small stocks than we have seen in a number of years.

The Enterprise Fund performed well in this volatile environment. We focus on companies which exhibit strong revenue and earnings growth, while showing operational momentum which will allow even stronger potential growth in the future. Leadership within the portfolio has come from a diverse group of industries. Companies which are economically sensitive yet not technology oriented that have done well include United Waste Systems (solid waste disposal), Cambrex Corporation (specialty chemicals) and Blount International (industrial products and sporting goods). As a growth portfolio focusing on fast growing companies, it is typical to see a significant portfolio weighting in the consumer cyclical area, namely the retail area.

                                                        ADVANTUS ENTERPRISE FUND
                                                              SEPTEMBER 30, 1996

The Enterprise Fund successfully identified fast growing companies in this area like Kohls Corporation (department store), Borders Group (book superstore), Tommy Hilfiger (apparel) and Global Direct Mail (direct marketer of computer products). Technology stocks which performed well include Gartner Group (new technology consultants), Cascade Corporation (networking products), Check Point Software (security software) and BISYS Group (data processing servicing).

Negatively impacting the Fund were broad based moves by investors away from the fast growing, sometimes volatile, areas into "safe havens" like energy and financial companies. The Fund's limited exposure to these areas affected performance. These slower growth areas are not typically areas which the portfolio has held positions and in market environments like the recent past that strategy will hurt performance in the short term.

OUTLOOK

Previously we have discussed the divergent nature of the market as concerns about the economic growth and thus earnings growth have led investors into larger, dominant companies at the expense of smaller companies. Generally, we believe this market phenomenon will continue to some degree until investors feel they have some clarity concerning the economy and interest rates. With this in mind, we feel it is an outstanding time to buy smaller companies which are well positioned to grow, have operational momentum and strong management teams. The Enterprise Fund is well positioned to lead you through this environment. *Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 2000 Index represents the bottom two thirds of the largest 3,000 publicly traded companies domiciled in the United States.
+The S&P Midcap Index is comprised by Standard & Poor's and contains companies chosen for their size, as measured by market capitalization, industry and liquidity.

ADVANTUS ENTERPRISE FUND
SEPTEMBER 30, 1996

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
        ENTERPRISE FUND, WILSHIRE MIDCAP INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Enterprise Fund compared to the Wilshire Midcap Index and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Enterprise Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1996.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                                   10.8%
Since inception (9/16/94)                  18.2%
Class B:
One year                                   10.7%
Since inception (9/16/94)                  18.6%
                              Class A    Class B  Wilshire Midcap Index        CPI
9/16/94                        10,000     10,000                 10,000     10,000
9/30/94                         9,419      9,910                  9,942     10,128
9/30/95                        12,044     12,107                 12,439     10,351
9/30/96                        14,051     14,173                 14,443     10,662

                                                        ADVANTUS ENTERPRISE FUND
                                                              SEPTEMBER 30, 1996

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                               15.6%
Since inception (3/1/95)                               23.1%
                              Class C  Wilshire Midcap Index        CPI
3/1/95                         10,000                 10,000     10,000
9/30/95                        12,038                 12,157     10,146
9/30/96                        13,913                 14,115     10,450

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial adviser's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS ENTERPRISE FUND
SEPTEMBER 30, 1996

TEN LARGEST STOCK HOLDINGS

                                          MARKET    % OF STOCK
COMPANY                         SHARES    VALUE     PORTFOLIO
------------------------------  ------  ----------  ----------
Tommy Hilfiger Corporation....  23,500  $1,392,375      3.6%
United Waste Systems, Inc.....  35,542   1,235,084      3.2%
Kaydon Corporation............  24,900   1,070,700      2.8%
T. Rowe Price Associates......  31,200   1,014,000      2.6%
MSC Industrial Direct
 Company......................  27,700     986,813      2.6%
Idexx Laboratories, Inc.......  21,700     981,925      2.6%
Gartner Group Incorporated....  28,100     955,400      2.5%
Borders Group Incorporated....  25,420     946,895      2.5%
Acxiom Corporation............  22,100     908,862      2.3%
CUC International, Inc........  21,966     875,894      2.3%
                                        ----------      ---
                                        $10,367,948    27.0%
                                        ----------      ---
                                        ----------      ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods                       11.8%
Consumer Goods and Services         37.8%
Credit Sensitive                     8.0%
Intermediate Goods and
Services                             7.6%
Technology                          21.4%
Cash and Other
Assets/Liabilities                  13.4%

                                                        ADVANTUS ENTERPRISE FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1996

           (Percentages of each investment category relate to total net assets.)

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
COMMON STOCKS (86.6%)
  CAPITAL GOODS (11.8%)
    Machinery (11.8%)
     15,000   AES China Generating Co, Ltd (b).............  $    142,734
     19,500   Blount International Incorporated............       655,688
     24,900   Kaydon Corporation...........................     1,070,700
      3,900   LCC International Incorporated (b)...........        71,175
     21,200   Millipore Corporation........................       837,400
     27,700   MSC Industrial Direct Co (b).................       986,813
      6,800   Shaw Group, Incorporated (b).................       236,300
     35,542   United Waste Systems, Inc (b)................     1,235,084
                                                             ------------
                                                                5,235,894
                                                             ------------
    Telecommunication (--%)
        400   Advanced Fibre Communication.................        10,000
                                                             ------------
  CONSUMER GOODS AND SERVICES (37.8%)
    Consumer Goods (8.0%)
      9,600   HCIA Incorporated (b)........................       576,000
     21,700   Idexx Laboratories, Inc (b)..................       981,925
     25,100   Medpartners (b)..............................       571,025
     15,332   Occusystems, Incorporated (b)................       459,960
     29,600   Physician Reliance Network (b)...............       451,400

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
     18,033   Sunrise Assisted Living Incorporated (b).....  $    504,924
                                                             ------------
                                                                3,545,234
                                                             ------------
    Consumer Services (14.5%)
     13,900   Boston Chicken Incorporated (b)..............       489,975
     10,700   Carmike Cinemas, Inc (b).....................       247,438
     21,966   CUC International, Inc (b)...................       875,894
     31,764   Extended Stay America (b)....................       651,162
     28,100   Gartner Group Incorporated (b)...............       955,400
     21,111   GTECH Holdings Corporation (b)...............       678,191
     18,700   Lone Star Steakhouse & Saloon, Inc (b).......       569,181
      3,824   Rainforest Cafe Incorporated (b).............       118,544
     23,200   Red Roof Inns Incorporated (b)...............       316,100
     17,700   Sola International, Inc (b)..................       659,325
     17,002   Sun International Hotels Ltd (b).............       871,352
                                                             ------------
                                                                6,432,562
                                                             ------------
    Retail (11.6%)
     36,924   Advanced Lighting Technologies, Incorporated
               (b).........................................       729,249
     12,800   Amerisource Health Corporation (b)...........       569,600
     25,420   Borders Group Incorporated (b)...............       946,895

              See accompanying notes to investments in securities.

ADVANTUS ENTERPRISE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  CONSUMER GOODS AND SERVICES--CONTINUED
     42,400   Casey's General Stores, Inc..................  $    742,000
     18,600   Eastbay Incorporated (b).....................       330,150
     24,900   Friedman's Incorporated (b)..................       466,875
     11,700   Global Directmail Corporation (b)............       558,675
      7,200   Kohl's, Inc (b)..............................       259,200
     17,000   West Marine Incorporated (b).................       561,000
                                                             ------------
                                                                5,163,644
                                                             ------------
    Consumer Cyclicals (3.7%)
      6,800   Copart Incorporated (b)......................       134,300
     11,300   Stant Corporation............................       121,475
     23,500   Tommy Hilfiger Corporation (b)...............     1,392,375
                                                             ------------
                                                                1,648,150
                                                             ------------
  CREDIT SENSITIVE (8.0%)
    Finance (7.0%)
     23,900   Amerin (b)...................................       537,750
      8,400   MGIC Investment Corporation..................       565,950
     12,100   Partnerre Ltd (c)............................       344,850
     37,100   Roosevelt Financial Group, Inc...............       635,337
     31,200   T. Rowe Price Associates.....................     1,014,000
                                                             ------------
                                                                3,097,887
                                                             ------------
    Utilities (1.0%)
     15,800   Panamsat Corporation (b).....................       439,438
                                                             ------------
                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  INTERMEDIATE GOODS AND SERVICES (7.6%)
    Energy (1.4%)
     21,200   J. Ray McDermott Holdings Incorporated (b)...  $    617,450
                                                             ------------
    Materials (2.8%)
     16,387   Cambrex Corporation..........................       555,110
     22,570   McWhorter Technology, Inc (b)................       440,115
      5,000   Valspar Corporation..........................       246,250
                                                             ------------
                                                                1,241,475
                                                             ------------
    Transportation (3.4%)
     26,000   Eagle USA Airfreight, Inc (b)................       676,000
     31,300   Landstar System, Inc (b).....................       837,275
                                                             ------------
                                                                1,513,275
                                                             ------------
  TECHNOLOGY (21.4%)
     22,100   Acxiom Corporation (b).......................       908,862
      6,700   Adtran Incorporated (b)......................       336,675
     20,676   Ansys Incorporated (b).......................       240,359
     16,500   Bisys Group, Inc (b).........................       676,500
     11,900   C-Cube Microsystems Incorporated (b).........       528,063
      6,000   Cascade Communications, Inc (b)..............       489,000
     16,600   Check Point Software Technologies Ltd
               (b)(c)......................................       560,250

              See accompanying notes to investments in securities.

                                                        ADVANTUS ENTERPRISE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
     17,100   CKS Group Incorporated (b)...................  $    403,987
     34,800   Computron Software (b).......................       121,800
     19,900   Danka Business Systems (c)...................       791,025
      7,400   Dassault Systems SA (b)(c)...................       309,875
     41,800   Data Translation Incorporated (b)............       470,250
      6,636   Datastream Systems, Incorporated (b).........       200,739
      3,400   Digital Systems International Incorporated
               (b).........................................        60,775
     20,600   DSC Communications (b).......................       515,000
      8,882   Fore Systems, Inc (b)........................       367,493
                                                                MARKET
  SHARES                                                       VALUE(A)
-----------                                                  ------------
  TECHNOLOGY--CONTINUED
      4,200   HNC Software Incorporated (b)................  $    168,000
     13,800   Integrated Systems (b).......................       455,400
     35,800   Mercury Interactive Corporation (b)..........       496,725
     11,101   Objective Systems Integrator (b).............       228,958
     13,600   Pure Atria Corporation (b)...................       513,400
      6,401   Sapient Corporation (b)......................       284,844
      9,400   Telephone and Data Systems, Inc..............       378,350
                                                             ------------
                                                                9,506,330
                                                             ------------
Total common stocks
  (cost: $31,996,113)......................................    38,451,339
                                                             ------------

PRINCIPAL
----------
  SHORT-TERM SECURITIES (13.5%)
$  535,000  U.S. Treasury Bill......................................  5.16%  11/14/96      531,703
 3,100,000  U.S. Treasury Bills...............................  5.22%-5.28%  12/12/96    3,068,695
   400,000  Alabama Power CP........................................  5.48%  10/22/96      398,707
 2,005,000  GMAC CP.................................................  5.45%  10/21/96    1,998,813
                                                                                       -----------
            Total short-term securities (cost: $5,997,026)...........................    5,997,918
                                                                                       -----------
            Total investments in securities (cost: $37,993,139)(d)...................  $44,449,257
                                                                                       -----------
                                                                                       -----------

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 4.5% of net assets in foreign securities as of September 30, 1996.
(d) At September 30, 1996 the cost of securities for federal income tax purposes was $37,993,139. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

      Gross unrealized appreciation...........  $8,201,572
      Gross unrealized depreciation...........  (1,745,454)
                                                ----------
      Net unrealized appreciation.............  $6,456,118
                                                ----------
                                                ----------

ADVANTUS ENTERPRISE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

                                            ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $37,993,139)................................  $ 44,449,257
Cash in bank on demand deposit..................................................       167,416
Receivable for Fund shares sold.................................................        30,623
Receivable for investment securities sold.......................................       177,557
Dividends receivable............................................................         6,245
Organizational costs............................................................        31,742
                                                                                  ------------
    Total assets................................................................    44,862,840
                                                                                  ------------
                                         LIABILITIES
Payable for Fund shares repurchased.............................................           295
Payable for investment securities purchased.....................................       382,696
Payable to Adviser..............................................................        79,637
                                                                                  ------------
    Total liabilities...........................................................       462,628
                                                                                  ------------
Net assets applicable to outstanding capital stock..............................  $ 44,400,212
                                                                                  ------------
                                                                                  ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class
   B--2 billion shares, Class C--2 billion shares and 4 billion shares
   unallocated) of $.01 par value (note 1)......................................  $     27,921
  Additional paid-in capital....................................................    32,785,078
  Accumulated net realized gains from investments...............................     5,131,095
  Unrealized appreciation of investments........................................     6,456,118
                                                                                  ------------
    Total--representing net assets applicable to outstanding capital stock......  $ 44,400,212
                                                                                  ------------
                                                                                  ------------

Net assets applicable to outstanding Class A Shares.............................  $ 38,722,005
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class B Shares.............................  $  4,871,486
                                                                                  ------------
                                                                                  ------------
Net assets applicable to outstanding Class C Shares.............................  $    806,721
                                                                                  ------------
                                                                                  ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,428,973.........................................  $      15.94
                                                                                  ------------
                                                                                  ------------
  Class B--Shares outstanding 311,533...........................................  $      15.64
                                                                                  ------------
                                                                                  ------------
  Class C--Shares outstanding 51,600............................................  $      15.63
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest......................................................................  $   267,518
  Dividends.....................................................................       83,193
                                                                                  -----------
    Total investment income.....................................................      350,711
                                                                                  -----------
Expenses (note 4):
  Investment advisory fee.......................................................      302,906
  Distribution fees--Class A....................................................      103,177
  Distribution fees--Class B....................................................       30,941
  Distribution fees--Class C....................................................        3,767
  Administrative services fee...................................................       41,200
  Amortization of organizational costs..........................................       10,883
  Custodian fees................................................................       10,046
  Auditing and accounting services..............................................       12,593
  Legal fees....................................................................        3,618
  Directors' fees...............................................................          589
  Registration fees.............................................................       33,269
  Printing and shareholder reports..............................................       30,615
  Insurance.....................................................................        5,844
  Other.........................................................................        4,950
                                                                                  -----------
    Total expenses..............................................................      594,398
  Less fees and expenses waived or absorbed:
    Class A distribution fees...................................................      (68,785)
                                                                                  -----------
      Total net expenses........................................................      525,613
                                                                                  -----------
      Investment loss--net......................................................     (174,902)
                                                                                  -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)....................................    5,318,231
  Net change in unrealized appreciation or depreciation on investments..........      632,962
                                                                                  -----------
      Net gains on investments..................................................    5,951,193
                                                                                  -----------
Net increase in net assets resulting from operations............................  $ 5,776,291
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

ADVANTUS ENTERPRISE FUND
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                   1996             1995
                                                               -------------    -------------
Operations:
  Investment loss--net......................................   $    (174,902)   $    (108,586)
  Net realized gains on investments.........................       5,318,231        1,149,528
  Net change in unrealized appreciation or depreciation of
   investments..............................................         632,962        4,896,004
                                                               -------------    -------------
      Increase in net assets resulting from operations......       5,776,291        5,936,946
                                                               -------------    -------------
Distributions to shareholders from net realized gains on
 investments:
    Class A.................................................        (958,916)         (22,643)
    Class B.................................................         (64,472)            (474)
    Class C.................................................          (4,766)              --
                                                               -------------    -------------
      Total distributions...................................      (1,028,154)         (23,117)
                                                               -------------    -------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................       4,254,677       11,923,790
    Class B.................................................       3,090,839        1,409,271
    Class C.................................................         697,287           66,063
  Shares issued as a result of reinvested dividends:
    Class A.................................................         487,551              857
    Class B.................................................          64,304              474
    Class C.................................................           4,767               --
  Payments for redemption of shares:
    Class A.................................................        (822,143)        (122,253)
    Class B.................................................        (358,921)          (6,361)
    Class C.................................................         (11,840)            (408)
                                                               -------------    -------------
      Increase in net assets from capital share
       transactions.........................................       7,406,521       13,271,433
                                                               -------------    -------------
      Total increase in net assets..........................      12,154,658       19,185,262
Net assets at beginning of year.............................      32,245,554       13,060,292
                                                               -------------    -------------
Net assets at end of year...................................   $  44,400,212    $  32,245,554
                                                               -------------    -------------
                                                               -------------    -------------

                See accompanying notes to financial statements.

                                                        ADVANTUS ENTERPRISE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1996

(1) ORGANIZATION
    Advantus Enterprise Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995 shareholders of the Fund approved a name change to Advantus Enterprise Fund, Inc. (effective March 1, 1995). Prior to March 1, 1995 the Fund was known as MIMLIC Small Company Fund, Inc.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,167,726 Class A shares for $12 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) for which no sale was reported on that date are valued on the basis of the last current bid price. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Such fair values are determined using pricing services or prices quoted by independent brokers. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $174,902, decrease accumulated net realized gains from investment by $164,019 and decrease additional paid-in capital by $10,883.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $30,148,814 and $26,410,246, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement, effective March 1, 1995, with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Advantus Capital is a wholly-owned subsidiary of MIMLIC Management which, prior to March 1, 1995, served as investment adviser to the Fund. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition,

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. MIMLIC Sales is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .10 percent. MIMLIC Sales waived Class A distribution fees in the amount of $68,785 for the year ended September 30, 1996.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996, the administrative services fee was $3,100 per month. Effective February 1, 1996, the administrative services fee is $3,600 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by MIMLIC Sales for distributing the Fund's three classes of shares amounted to $163,228.

    As of September 30, 1996, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned the following shares:

                                                           NUMBER OF SHARES    PERCENTAGE OWNED
                                                          ------------------  -------------------
Class A.................................................        2,041,512              84.0%
Class B.................................................            7,744               2.5%
Class C.................................................              889               1.7%

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,618.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1996 and 1995 for Class A and Class B shares and the year ended September 30, 1996 and the period from March 1, 1995 to September 30, 1995 for Class C shares were as follows:

                                                              CLASS A               CLASS B               CLASS C
                                                        --------------------  --------------------  --------------------
                                                          1996       1995       1996       1995       1996       1995
                                                        ---------  ---------  ---------  ---------  ---------  ---------
Sold..................................................    286,168    997,759    208,560    115,168     46,994      5,124
Issued for reinvested distributions...................     35,236         79      4,523         44        337         --
Redeemed..............................................    (55,653)    (9,842)   (24,953)      (508)      (823)       (32)
                                                        ---------  ---------  ---------  ---------  ---------  ---------
                                                          265,751    987,996    188,130    114,704     46,508      5,092
                                                        ---------  ---------  ---------  ---------  ---------  ---------
                                                        ---------  ---------  ---------  ---------  ---------  ---------

                                                        ADVANTUS ENTERPRISE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                CLASS A
                                ---------------------------------------
                                                          PERIOD FROM
                                 YEAR ENDED SEPTEMBER    SEPTEMBER 16,
                                         30,              1994(b) TO
                                ----------------------   SEPTEMBER 30,
                                  1996       1995(a)         1994
                                ---------  -----------  ---------------
Net asset value, beginning of
 period.......................  $   14.08   $   11.03      $   11.12
                                ---------  -----------  ---------------
Income from investment
 operations:
  Net investment income
   (loss).....................       (.05)       (.04)            --
  Net gains or losses on
   securities (both realized
   and unrealized)............       2.34        3.11           (.09)
                                ---------  -----------  ---------------
    Total from investment
     operations...............       2.29        3.07           (.09)
                                ---------  -----------  ---------------
Less distributions:
  Dividends from net
   investment income..........         --          --             --
  Distributions from capital
   gains......................       (.43)       (.02)            --
                                ---------  -----------  ---------------
    Total distributions.......       (.43)       (.02)            --
                                ---------  -----------  ---------------
Net asset value, end of
 period.......................  $   15.94   $   14.08      $   11.03
                                ---------  -----------  ---------------
                                ---------  -----------  ---------------
Total return (c)..............       16.7%       27.9%           (.8)%(d)
Net assets, end of period (in
 thousands)...................  $  38,722   $  30,454      $  12,964
Ratio of expenses to average
 daily net assets (e).........       1.31%       1.34%           .05%(f)
Ratio of net investment income
 (loss) to average daily net
 assets (e)...................       (.38)%       (.48)%         (.02)%(f)
Portfolio turnover rate
 (excluding short-term
 securities)..................       80.2%       48.8%           5.0%
Average commission rate on
 common stock transactions
 (g)..........................  $   .1150         N/A            N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $68,785, $83,999 and $1,430 in expenses for the years ended September 30, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.51%, 1.75% and .06%, respectively and the ratio of net investment income (loss) to average daily net assets would have been (.58)%, (.89)% and (.03)%, respectively.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stock for the period by the total number of related shares purchased and sold.

ADVANTUS ENTERPRISE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                 CLASS B                                 CLASS C
                                -----------------------------------------  ------------------------------------
                                                           PERIOD FROM
                                 YEAR ENDED SEPTEMBER     SEPTEMBER 16,                       PERIOD FROM MARCH
                                         30,               1994(b) TO         YEAR ENDED        1, 1995(b) TO
                                ----------------------    SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                  1996       1995(a)          1994               1996               1995
                                ---------  -----------  -----------------  -----------------  -----------------
Net asset value, beginning of
 period.......................  $   13.94   $   11.02       $   11.12          $   13.94          $   11.58
                                ---------  -----------         ------             ------             ------
Income from investment
 operations:
  Net investment income
   (loss).....................       (.12)       (.09)           (.01)              (.09)              (.06)
  Net gains or losses on
   securities (both realized
   and unrealized)............       2.25        3.03            (.09)              2.21               2.42
                                ---------  -----------         ------             ------             ------
    Total from investment
     operations...............       2.13        2.94            (.10)              2.12               2.36
                                ---------  -----------         ------             ------             ------
Less distributions:
  Dividends from net
   investment income..........         --          --              --                 --                 --
  Distributions from capital
   gains......................       (.43)       (.02)             --               (.43)                --
                                ---------  -----------         ------             ------             ------
    Total distributions.......       (.43)       (.02)             --               (.43)                --
                                ---------  -----------         ------             ------             ------
Net asset value, end of
 period.......................  $   15.64   $   13.94       $   11.02          $   15.63          $   13.94
                                ---------  -----------         ------             ------             ------
                                ---------  -----------         ------             ------             ------
Total return (c)..............       15.7%       26.7%            (.9)%(d)          15.6%              20.4%(e)
Net assets, end of period (in
 thousands)...................     $4,871      $1,720             $96               $807                $71
Ratio of expenses to average
 daily net assets (f).........       2.20%       2.24 %           .09     (g)          2.19    %          2.24    %(h)
Ratio of net investment income
 (loss) to average daily net
 assets (f)...................      (1.25)%      (1.45 )%          (.06      (g)         (1.22    )%         (1.57    )%(h)
Portfolio turnover rate
 (excluding short-term
 securities)..................       80.2%       48.8 %           5.0    %          80.2    %          48.8    %
Average commission rate on
 common stock transactions
 (i)..........................  $   .1150         N/A             N/A      $       .1150                N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of contingent deferred sales charges.
(d) Total return is presented for the period from September 16, 1994, commencement of operations, to September 30, 1994.
(e) Total return is presented for the period from March 1, 1995, commencement of operations, to September 30, 1995.
(f) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,999 and $1,430 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.39% and .10%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.60)% and (.07)%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.32% and the ratio of net investment income (loss) would have been (1.65)%.
(g) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(h)  Adjusted to an annual basis.
(i) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of common stock for the period by the total number of related shares purchased and sold.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Enterprise Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Enterprise Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 1, 1996

ADVANTUS ENTERPRISE FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

Income distribution--taxable as dividend income, 4.2% qualifying for deduction by corporations.

PAYABLE DATE                                                                             PER SHARE
--------------------------------------------------------------------------------------  -----------
December 28, 1995.....................................................................   $   .2296
                                                                                        -----------
                                                                                        -----------

    The distribution of $.2296 payable on December 28, 1995 represents short-term capital gains (taxable as dividend income).

Capital gains distribution--taxable as long-term capital gains

PAYABLE DATE                                                                             PER SHARE
--------------------------------------------------------------------------------------  -----------
December 19, 1995.....................................................................   $   .1922
June 12, 1996.........................................................................       .0086
                                                                                        -----------
                                                                                         $   .2008
                                                                                        -----------
                                                                                        -----------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans-The Automatic Investment Plan-allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48647 11-96